Exhibit 10.1

AMENDMENT NUMBER TWO TO CREDIT AGREEMENT

This AMENDMENT NUMBER TWO TO CREDIT AGREEMENT (this “Amendment”) is entered into as of October 10, 2006 by the lenders identified on the signature pages hereof (the “Lenders”), CANYON CAPITAL ADVISORS, LLC, a Delaware limited liability company, in its capacity as agent for the Lenders (in such capacity, “Agent”; and together with the Lenders, the “Lender Group”), HAWAIIAN HOLDINGS, INC., a Delaware corporation (“Parent”), and HAWAIIAN AIRLINES, INC., a Delaware corporation (“Borrower”), with reference to the following:

WHEREAS, Borrower, Parent, Agent and certain of the Lenders are parties to that certain Credit Agreement, dated as of June 2, 2005 (as amended by that certain Amendment Number One, dated March 13, 2006, and as further amended restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrower and certain Lenders have requested that the Lender Group agree to amend the Credit Agreement to provide, in certain circumstances, for the assignment of rights and obligations under the Loan Documents in amounts less than $5,000,000; and

WHEREAS, subject to the terms and conditions set forth herein, the Lender Group is willing to make the requested amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.     Defined Terms.  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

2.     Amendment to Loan Documents.

(a)           Section 13.1(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

13.1        Assignments and Participations.

(a) Any Lender may assign and delegate to one or more assignees (each an “Assignee”) that are Eligible Transferees all, or any ratable portion of all, of the Obligations and the other rights and obligations of such Lender hereunder and under the other Loan Documents, in a minimum amount of $5,000,000 (except that such minimum amount shall not apply to an Affiliate of a Lender or to a Related Fund, or any Lender simultaneously assigning and delegating all of its Obligations hereunder and under the other Loan Documents to an Assignee or an Affiliated group of Assignees); provided, however, that Borrower and Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses, and related information with respect to the Assignee, have been given to Borrower

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and Agent by such Lender and the Assignee, (ii) such Lender and its Assignee have delivered to Borrower and Agent an Assignment and Acceptance and Agent has notified the assigning Lender of its receipt thereof in accordance with Section 13.1(b), and (iii) unless waived by Agent, the assigning Lender or Assignee has paid to Agent for Agent’s separate account a processing fee in the amount of $3,500.  Anything contained herein to the contrary notwithstanding, the payment of any fees shall not be required and the Assignee need not be an Eligible Transferee if (x) such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of the assigning Lender, or (y) the assignee is an Affiliate (other than individual(s)) of a Lender or a Related Fund.

3.     Effectiveness of Amendment.  This Amendment shall become effective upon the Agent’s receipt of duly executed copies of this Amendment by the parties hereto (the date of such effectiveness being herein called the “Second Amendment Effective Date”).

4.     Representations and Warranties.  Borrower represents and warrants to the Lender Group that (a) the execution, delivery, and performance of this Amendment and of the Credit Agreement, as amended hereby, (i) are within its powers, (ii) have been duly authorized by all necessary action, and (iii) are not in contravention of any law, rule, or regulation applicable to it, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) this Amendment and the Credit Agreement, as amended hereby, are legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms; and (c) no Default or Event of Default has occurred and is continuing on the date hereof or as of the date upon which this Amendment becomes effective.

5.     Choice of Law.  The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

6.     Counterpart Execution.  This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

7.     Effect on Loan Documents.

(a)           The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects.  The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document.

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(b)           Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(c)           To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

(d)           This Amendment is a Loan Document.

8.     Fees. The Borrower shall pay in full all fees, expenses and disbursements incurred by Agent in connection with this Amendment, including, without limitation, the reasonable fees, expenses and disbursements of Agent’s counsel.

9.     Entire Agreement.  This Amendment embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

[signature page follows]

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

HAWAIIAN HOLDINGS, INC., a Delaware corporation

By:
Name:
Title:

HAWAIIAN AIRLINES, INC., a Delaware corporation

By:
Name:
Title:

CANYON CAPITAL ADVISORS LLC, as Agent

By:
Name:
Title:

CANPARTNERS INVESTMENTS IV, LLC, as a Lender

By:
Name:
Title:

BERNARD NATIONAL LOAN INVESTORS, LTD., as a Lender

By:	Bernard Capital Funding, LLC
its Investment Advisor

By:
Name:
Title:

QVT FUND LP, as a Lender

By:	its general partner, QVT Associates GP LLC

By:
Name:
Title:

DEUTSCHE BANK AG, LONDON BRANCH, as a Lender

By:	its investment manager, QVT Financial LP

By:	its general partner, QVT Financial GP LLC

By:
Name:
Title:

ORE HILL FUND L.P., as a Lender

By:	Ore Hill Partners LLC
Its:	Investment Advisor

By:
Name:
Title:

GOLDENTREE CAPITAL SOLUTIONS FUND FINANCING, as a Lender

By:
Name:
Title:

GOLDENTREE CAPITAL OPPORTUNITIES, LP, as a Lender

By:
Name:
Title:

CONTEXT ADVANTAGE FUND, L.P., as a Lender (formerly known as CONTEXT CONVERTIBLE ARBITRAGE FUND, L.P.)

By:
Name:
Title:

CONTEXT OFFSHORE ADVANTAGE, LTD., as a Lender (formerly known as CONTEXT CONVERTIBLE ARBITRAGE OFFSHORE, LTD.)

By:
Name:
Title: